                                  EXHIBIT 99.2

                            Section 906 Certification
                            of Robert A. Comey (CFO)


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

                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of MACC Private Equities Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Comey, Executive Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Robert A. Comey
                                        ----------------------------------------
                                        Robert A. Comey,
                                        Executive Vice President and Treasurer
                                        (Chief Financial Officer)

May 12, 2003


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